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                                                                    EXHIBIT 10.3

                           RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made this 22nd day of May 2000, by and among The TriZetto Group, Inc., a Delaware corporation (the "Company"), and ______________ (the "Grantee").

                                    RECITALS

     A. WHEREAS, the Company desires to grant shares of its common stock to Grantee to encourage the continued service of Grantee as an employee of QualChoice of Arkansas, Inc. ("QCA"), which service is of benefit to the Company;

     B. WHEREAS, the Company desires to impose certain restrictions on the shares of common stock granted hereunder for the benefit of the Company; and

     C. WHEREAS, such grant is being made to Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to Grantee.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. GRANT OF SHARES. The Company hereby grants and delivers to Grantee ________ (____) shares of its common stock (the "Shares"), subject to the terms and conditions set forth herein.

     2. VESTING OF SHARES.

        2.1 The Shares granted hereunder shall vest and become "Vested Shares" in four equal annual installments commencing on the first anniversary date of this Agreement. Shares which have not yet become vested are herein called "Unvested Shares." No additional Shares shall vest after the date of termination ("Termination Date") of Grantee's "Continuous Service" (as defined below).

        2.2 Notwithstanding the foregoing, all of the Shares shall become fully vested immediately prior to the consummation of a Change in Control (as defined in Section 10 below), unless prior to a Change in Control the Company's Board of Directors determines that, upon its occurrence, the vesting of the Shares will not accelerate or determines that only the vesting of certain Shares will be accelerated and/or establishes a different time in respect of such Change in Control for such acceleration. However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Board of Directors shall have no discretion with respect to the foregoing acceleration of vesting of the Shares.

        2.3 As used herein, the term "Continuous Service" means so long as Grantee is an employee of QCA or the Company. Unless otherwise determined by the Company's Board of Directors, a leave of absence (regardless of the reason therefor) shall be deemed to constitute the cessation of Continuous Service as of the commencement date of the leave.

        2.4 In the event Grantee's Continuous Service terminates due to death or Total Disability (as defined herein), the Shares shall vest and become Vested Shares on the Termination Date to the extent such Shares would have vested in the 90-day period following the Termination


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Date. "Total Disability" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

     3. DEPOSIT OF CERTIFICATES. Grantee shall deposit with the Company all certificates evidencing the Shares together with a properly endorsed stock power assignment. Upon written request from Grantee, the Company shall reissue and deliver to Grantee a new certificate evidencing the Vested Shares, and shall reissue a certificate evidencing the Unvested Shares as of the date thereof, which Grantee shall deposit with the Company, together with a new properly endorsed stock power assignment.

     4. CANCELLATION OF UNVESTED SHARES UPON TERMINATION. In the event of termination of Grantee's Continuous Service, all Unvested Shares as of the Termination Date shall be immediately cancelled and become null and void. The Company shall cancel the certificates then deposited with the Company evidencing the Unvested Shares and reissue a new certificate to Grantee evidencing only the Vested Shares, if any, as of the Termination Date.

     5. RESTRICTION ON TRANSFER. The Unvested Shares shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, shall not be assigned or transferred, directly or indirectly and shall not be subject to execution, attachment or similar process, and any attempted sale or other disposition shall be null and void.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Grantee as follows:

        6.1 AUTHORIZATION. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares being granted hereunder has been taken or will be taken prior to the execution of this Agreement, and this Agreement constitutes a valid and legally binding obligation of the Company which is enforceable in accordance with its terms.

        6.2 VALID ISSUANCE OF SHARES. The Shares which are being granted hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein will be duly and validly issued, fully paid and nonassessable (except as set forth herein) and, based in part upon the representations of Grantee in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

     7. REPRESENTATIONS AND WARRANTIES OF GRANTEE. Grantee represents and warrants to the Company as follows:

        7.1 Grantee understands that the Shares will be issued by the Company without registration under the Securities Act of 1933 ("Securities Act") and without qualification or registration under applicable state securities laws ("Blue Sky Laws") pursuant to exemptions from registration or qualification contained in the Securities Act and in the Blue Sky Laws. Grantee understands that the Shares must be held indefinitely unless subsequently registered or qualified under the Securities Act and under the Blue Sky Laws or unless exemptions from the registration or qualification requirements under the Securities Act and under the Blue Sky Laws are available in connection with any proposed transfer of the Shares by Grantee.


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        7.2 Grantee is acquiring the Shares solely for Grantee's own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof. Grantee also represents that the entire legal and beneficial interest of the Shares is being acquired for, and will be held for the account of, Grantee only and neither in whole nor in part for any other person.

        7.3 Grantee agrees that none of the Shares, nor any interest in the Shares, will be resold or otherwise transferred by Grantee without registration or qualification under the Securities Act and the Blue Sky Laws unless Grantee first demonstrates to the satisfaction of the Company that specific exemptions from such registration or qualification requirements are available with respect to the proposed transfer and provides the Company an opinion of counsel satisfactory to the Company that the proposed transfer may be made without violation of the Securities Act or the Blue Sky Laws and will not affect the exemptions relied upon by the Company in connection with the original issuance of the Shares.

        7.4 Grantee acknowledges that the certificates representing the Shares shall bear the following restrictive legends:

        THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR IF TRIZETTO RECEIVES AN OPINION OF COUNSEL FOR GRANTEE OF THESE SECURITIES REASONABLY SATISFACTORY TO TRIZETTO, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.

        ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE, OR OTHER DISPOSITION OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS OF A RESTRICTED STOCK AGREEMENT DATED AS OF MAY 22, 2000. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THIS CORPORATION.

        7.5 Grantee understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of grant of the Shares to Grantee, and even then will not be available unless (i) a public trading market then exists for the Shares of the Company, (ii) adequate current public information concerning the Company is then available to the public, (iii) Grantee has been the beneficial owner of the Shares at least one year prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by it only in limited amounts in accordance with such terms and conditions, as amended from time to time.

        7.6 Grantee understands that counsel for the Company may rely upon the foregoing for the purposes of rendering an opinion in connection with the issuance of the Shares. Grantee hereby agrees to indemnify the Company and its officers, directors, agents,


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and counsel and hold them harmless from and against any and all damages suffered and liabilities incurred by them (including costs of investigation, defense, and attorneys' fees) arising out of any breach by Grantee of the agreements or inaccuracy in the representations and warranties which Grantee has made herein.

     8. SHARES FREE AND CLEAR. All Shares relinquished to the Company, or its assignee(s), as the case may be, pursuant to this Agreement shall be delivered by Grantee free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the Shares relating to compliance with applicable federal or state securities laws), and the purchaser thereof shall acquire full and complete title and right to all of the shares, free and clear of any claims, liens and encumbrances of every nature (again except for the provisions of this Agreement and such securities laws).

     9. RECAPITALIZATION. In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, or recapitalization of the Shares, Grantee shall be entitled to new or additional or different shares of stock or securities, such new or additional or different shares of stock or securities shall be deemed "Shares" for the purposes of this Agreement and shall be subject to all of the terms and conditions hereof, and the certificate or certificates for, or other evidences of, such shares shall be imprinted with the legend provided in Section 7.4 above.

     10. CHANGE IN CONTROL. For the purposes of this Agreement, "Change in Control" means any of the following:

        (a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

        (b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Company);

        (c) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity that is not a Subsidiary or other affiliate;

        (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person that is a stockholder of the Company on the Effective Date, becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or


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        (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

     11. NO AGREEMENT TO RETAIN STATUS. Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or QCA to retain Grantee in his or her status as an employee of QCA or the Company.

     12. IRC SECTION 83(b) ELECTION. Grantee acknowledges that he or she has consulted with a tax advisor and considered the advisability of all tax elections in connection with the grant of the Shares and the execution and delivery of this Agreement, including the making of an election under Section 83(b) of the Code, and any similar elections under Arkansas or applicable state law. Grantee acknowledges that he or she is solely responsible to make any such election and that the Company has no responsibility to make any such election. If Grantee desires to make the election provided under Section 83(b) of the Code, Grantee must file such election with the Internal Revenue Service within thirty (30) days of the date of this Agreement, substantially in the form attached as Exhibit A hereto and, if required, a comparable form of election with applicable state taxing authorities. The parties hereto acknowledge and agree that the total fair market value of the Shares as of the date of this Agreement is $11.9375 per share.

     13. MISCELLANEOUS.

        13.1 NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified as set forth below such party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

        13.2 STOP TRANSFER ORDERS. Grantee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        13.3 "MARKET STAND-OFF" AGREEMENT. Grantee agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities, Grantee will not sell or otherwise transfer or dispose of any Shares held by Grantee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

        13.4 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective permitted successors, assigns and legal representatives.


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        13.5 SEVERABILITY. In the event one or more of the provisions of this
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        13.6 AMENDMENTS AND WAIVERS. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of the parties hereto. Any party may waive its individual rights hereunder, either prospectively or retroactively, which shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

        13.7 GOVERNING LAW. Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

        13.8 ATTORNEYS' FEES. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees which the other party hereby agrees to pay.

        13.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

        13.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one instrument.


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     IN WITNESS WHEREOF, the parties have executed this Restricted Stock
Agreement as of the day and first above written.

                                      COMPANY:

                                      THE TRIZETTO GROUP, INC.


                                      By:
                                          --------------------------------------

                                      Name:
                                            ------------------------------------

                                      Its:
                                           -------------------------------------

                                      Address: 567 San Nicholas Drive, Suite 360
                                               Newport Beach, California  92660


                                      HOLDER:

                                      ------------------------------------------

                                      Name:
                                            ------------------------------------

                                      Address:
                                               ---------------------------------


                                      ------------------------------------------


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                                    EXHIBIT A

May 22, 2000

Internal Revenue Service Center
5104 N. Blyth
Fresno, California  93722

     RE: ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

Dear Sir or Madam:

     The undersigned performed services in connection with which property was transferred to the undersigned that, at the time of transfer, was not transferable by the undersigned and was subject to a substantial risk of forfeiture. The undersigned hereby makes this election pursuant to Section 83(b) of the Internal Revenue Code.

     In connection with this election, the undersigned hereby provides you with the following information:

     1. The undersigned's name, address, social security number, and taxable year are as follows:

                  Name and Address:
                                       -----------------------

                                       -----------------------

                                       -----------------------

                  Social Security No.:
                                       -----------------------

                  Taxable Year:        Calendar Year 2000

     2. A description of the property with respect to which the election is being made:

        _______ shares of Common Stock, $.001 par value per share, (the "Shares"), of The TriZetto Group, Inc., a Delaware corporation (the "Company").

     3. The date on which the property was transferred: May 22, 2000.


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     4. A description of the nature of the restrictions to which the property is subject:

        The Company may cancel all or a portion of the Shares from the undersigned in accordance with the terms of a Restricted Stock Agreement between the undersigned and the Company. In the event the undersigned should cease to be a service provider to the Company at any time, the unvested Shares will be cancelled by the Company. The Shares will vest in four equal annual installments commencing on the first anniversary date of the Restricted Stock Agreement.

     5. The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the property with respect to which the election is being made: $____ per share, which results in an aggregate fair market value of $______.

     6. The amount paid for such property: $0.

     There are enclosed herewith two copies of this written statement for filing. Please stamp the third copy enclosed herewith as having been received and return it to the undersigned in the enclosed, self-addressed, postage-paid envelope.

     The undersigned has also submitted a copy of this statement to the person for whom the services were performed.

                                Very truly yours,


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